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                                                                  EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2003 relating to the consolidated financials statements and schedules of Community Bank Shares of Indiana, Inc., which appear in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002.


                                            /s/ Crowe Chizek and Company LLC

                                            Crowe Chizek and Company LLC





Louisville, Kentucky
September 19, 2003